SCHEDULE 14A
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
          _____________________________________________________________________
          Filed by the registrant (X)
          Filed by a party other than the registrant ( )
          Check the appropriate box:
          ( ) Preliminary proxy statement
          ( ) Definitive proxy statement
          ( ) Definitive additional materials
          (X) Soliciting material pursuant to Rule 14a-11 (c) or Rule
              14a-12

                                ONBANCorp, Inc.
          _____________________________________________________________________
                 (Name of Registrant as Specified in Its Charter)

                                ONBANCorp, Inc.
          _____________________________________________________________________
                    (Name of Person(s) Filing Proxy Statement)

          Payment of filing fee (Check the appropriate box):

               ( ) $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

               ( ) $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

               ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

               1.   Title of each class of securities to which
                    transaction applies:
                                    _________

               2.   Aggregate number of securities to which transaction
                    applies:
                                     ________

               3. Per unit price or other underlying value of transaction computed pursuant to Exchange
                    Act Rule 0-11:
                                      $_____

               4.   Proposed maximum aggregate value of transaction:

                                    __________



          ( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1)  Amount previously paid:
               (2)  Form, schedule or registration statement no.:
               (3)  Filing party:
               (4)  Date filed:

                    [ONBANCorp letterhead]

																				FOR IMMEDIATE RELEASE
                    Issued: October 25, 1996

                    ANALYST CONTACT:
                    Robert J. Berger, Senior VP
                    Treasurer and CFO
                    315-424-4575

                    PRESS CONTACT:

                    F. Michael Stapleton
                    OnBank & Trust Co.
                    315-424-4585

                    ONBANCorp, Inc. announced today that its Board of Directors has unanimously determined to commence litigation against Seymour Holtzman. ONBANCorp's complaint, filed today in federal district court in Syracuse, alleges, among other things, that Holtzman has violated the federal proxy rules by publicly disseminating materially false and misleading information about ONBANCorp and its directors.

                    Robert J. Bennett, ONBANCorp's Chairman and Chief Executive Officer, said "Our Board of Directors believes quite strongly that Seymour Holtzman has misled the marketplace and ONBANCorp's stockholders in order to further his own personal agenda. The Board of Directors is not going to stand idly by while Holtzman disseminates what the Board believes to be materially misleading information and outright falsehoods into the marketplace to the detriment of ONBANCorp's stockholders."

                    Mr. Bennett said that ONBANCorp believes that Holtzman's attempt to place a value on ONBANCorp was a particularly egregious violation of the federal securities laws. Bennett said that Holtzman's purported valuation was remarkable for its superficiality and was stunningly simplistic. Bennett said "Our Board of Directors continually reviews ONBANCorp's strategic alternatives, including merger and sale scenarios, with the assistance of its independent financial advisors. These periodic reviews include the analysis of an enormous amount of financial information and involve the use of a variety of sophisticated valuation techniques and methodologies. It is obvious that Holtzman's purported valuation of ONBANCorp was not intended to inform or educate shareholders, but rather was designed merely to further Holtzman's personal agenda to agitate for the quick sale of the company."

                    Mr. Bennett reiterated the previously expressed view of ONBANCorp's Board of Directors to the effect that the Board was committed to maximizing value for all shareholders and remains open to and will consider carefully all options to enhance shareholder value.

                    ONBANCorp, Inc. is a $5.4 billion assets multi-bank holding company headquartered in Syracuse, New York and operates three wholly owned subsidiaries: OnBank & Trust Co. and OnBank in New York, and Franklin First Savings Bank in Wilkes-Barre, PA. Bank subsidiaries provide trust and investment services. Mutual funds and annuities are also available through Liberty Securities Corporation.

                    Certain Additional Information: D.F. King & Co., Inc. and Morrow & Co., Inc. may be soliciting proxies to elect directors at its 1997 Annual Meeting of Stockholders. ONBANCorp, Inc. and the following individuals are deemed participants in such solicitations of proxies: William F. Allyn (Director), Chester D. Amond (Director), Peter J. O'Donnell (Director), Russell A. King (Director), J. Kemper Matt (Director), Robert J. Bennett (Chairman, President and Chief Executive Officer), William J. Donlon (Director), Henry
          G. Lavarnway, Jr. (Director), T. David Stapleton, Jr. (Director), William J. Umphred, Sr. (Director), John D. Marsellus (Director), Peter J. Meier (Director), Thomas H. van Arsdale (Director), John L. Vensel (Director), Joseph N. Walsh, Jr. (Director), Robert J. Berger (Senior Vice President, Treasurer and Chief Financial Officer), David M. Dembowski (Senior Vice President and Secretary), Howard W. Sharp (Executive Vice President), Thomas F. Ferguson (Senior Vice President OnBank & Trust Co.), William M. Le Beau (Senior Vice President), Peter L. Meyers (Vice Chairman of OnBank & Trust Co.), Randy J. Wiley (Vice President of Investments and Funds Management of OnBank & Trust Co.), Lance D. Mattingly (Senior Vice President Systems and Operations of OnBank & Trust Co.), Joseph W. Balz
          (Trustee), Elmo M. Clemento (Trustee),
          Elmer J. Klimackak (Trustee), Carl J. Schmitt, Jr.
          (Trustee), Henry W. Schultz (Trustee), Robert S. Tippett (Trustee), Richard F. Mebane (Executive Vice President & Chief Operating Officer Franklin First Savings Bank),
          Michael W. Duricko (Senior Vice President/Trust Franklin First Savings Bank), Michael J. Johnson (Senior Vice President/Special Assets Franklin First Savings Bank),
          Walter F. Marino (Senior Vice President/Branch Adminis-tration Franklin First Savings Bank), Richard C. McGee (Senior Vice President/Commercial Lending Franklin First Savings Bank), Mark T. Mitchell (Senior Vice Presi-dent/Residential Lending Franklin First Savings Bank),
          Allan A. Muto (Senior Vice President and Chief Financial Officer Franklin First Savings Bank), Joann M. Synder
          (Senior Vice President/Compliance First Financial Savings
          Bank), Joseph G. Ward (Senior Vice President/Consumer
          Lending Franklin First Savings Bank), and Robert G.
          Edgerton, Jr. (Vice President/Commercial Lending).

                    As of October 21, 1996 William F. Allyn was the beneficial owner of 5,500 shares of the Company's common stock; Chester D. Amond was the beneficial owner of 7,790 shares of the Company's common stock; Robert J. Bennett was the beneficial owner of 206,824 shares of the Company's common stock; William J. Donlon was the beneficial owner of 5,562 shares of the Company's common stock; Russell A. King was the beneficial owner of 22,191 shares of the Company's common stock; Henry G. Lavarnway, Jr. was the beneficial owner of 11,440 shares of the Company's common stock; John D. Marsellus was the beneficial owner of 6,464 shares of the Company's common stock; J. Kemper Matt was the beneficial owner of 3,000 shares of the Company's common stock; Peter J. Meier was the beneficial owner of 4,175 shares of the Company's common stock; Peter O'Donnell was the beneficial owner of 4,975 shares of the Company's common stock; T. David Stapleton was the beneficial owner of 4,167 shares of the Company's common stock; William J. Umphred, Sr. was the beneficial owner of 44,023 shares of the Company's common stock; Thomas H. van Arsdale was the beneficial owner of 89,565 shares of the Company's common stock; John L. Vensel was the beneficial owner of 6,000 shares of the Company's common stock; Joseph N. Walsh, Jr. was the beneficial owner of 3,719 shares of the Company's common stock; David M. Dembowski was the beneficial owner of 55,908 shares of the Company's common stock; Robert J. Berger was the beneficial owner of 44,146 shares of the Company's common stock; Howard
          W. Sharp was the beneficial owner of 26,316 shares of the Company's common stock; Thomas F. Ferguson was the beneficial owner of 1,400 shares of the Company's common stock; William
          M. Le Beau was the beneficial owner of 25,607 shares of the Company's common stock; Peter L. Meyers was the beneficial owner of 2,074 shares of the Company's common stock; Randy J. Wiley was the beneficial owner of 20,566 shares of the Company's common stock; Lance D. Mattingly was the beneficial owner of 2,294 shares of the Company's common stock; Joseph W. Balz was the beneficial owner of 5,551 shares of the Company's common stock; Elmo M. Clemento was the beneficial owner of 19,653 shares of the Company's common stock; Elmer J. Klimackak was the beneficial owner of 51,640 shares of the Company's common stock; Carl J.
          Schmitt, Jr. was the beneficial owner of 10,015 shares of the Company's common stock; Henry W. Schultz was the beneficial owner of 9,826 shares of the Company's common stock; Robert S. Tippett was the beneficial owner of 14,921 shares of the Company's common stock; Richard F.
          Mebane was the beneficial owner of 19,100 shares of the Company's common stock; Michael W. Duricko was the bene-ficial owner of 300 shares of the Company's common stock; Michael J. Johnson was the beneficial owner of 5,223 shares of the Company's common stock; Walter F. Marino was the beneficial owner of 750 shares of the Company's common stock; Richard C. McGee was the beneficial owner of 4,450 shares of the Company's common stock; Mark T. Mitchell was the beneficial owner of 3,000 shares of the Company's common stock; Allan A. Muto was the beneficial owner of 1,440 shares of the Company's common stock;
          Joann M. Synder was the beneficial owner of 1,000 shares of the Company's common stock; Joseph G. Ward was the beneficial owner of 2,000 shares of the Company's common stock; and Robert G. Edgerton, Jr. was the beneficial owner of 3,205 shares of the Company's common stock.